Exhibit 99.1

CalAmp Discloses Receipt of Director Nominations from

272 Capital Master Fund Ltd.

Investor Group Nominates Majority Slate for Election to the Board of Directors Without Prior Engagement with the Company

CalAmp Highlights Meaningful Progress on Transformation Towards Becoming a Global Software Solutions Provider

Stockholders Are Not Required to Take Any Action at This Time

IRVINE, Calif., May 2, 2022 – CalAmp (Nasdaq: CAMP), a connected intelligence company helping people and organizations improve operational performance with a data-driven solutions ecosystem, today disclosed that it has received notice from 272 Capital Master Fund Ltd., in collaboration with Michael Burdiek and Garo Sarkissian (the “Investor Group”), that it has nominated six director candidates to stand for election to the CalAmp Board of Directors (the “Board”) at the Company’s 2022 Annual Meeting of Stockholders. Mr. Burdiek served as Chief Executive Officer of CalAmp until 2020, and Mr. Sarkissian served as the Company’s Senior Vice President of Corporate Development until 2019.

Over the past two years, CalAmp’s management team, which has been bolstered since the Board chose not to renew Mr. Burdiek’s contract in March 2020, has made meaningful progress executing a comprehensive transformation from a telematics device-based business to a stronger, more versatile software and subscription services company. The Company’s transformation strategy is working and delivering results, as demonstrated by its strong quarterly performance reported on April 28th. The Company is stronger today and better positioned than it has ever been, with a realistic strategic path toward sustainable and long-term growth and profitability.

Amal Johnson, Chair of the Board of Directors, said, “CalAmp’s Board of Directors and senior leadership team are focused on stockholder value creation. We appreciate and take seriously that our core focus is to deliver for stockholders. Every decision we have made, and every initiative we are undertaking, has been done to advance our transformation and improve the business, increase profitability and deliver value. There is more work to be done, but we have made measurable progress since Jeff Gardner was appointed CEO and began to execute on a well-thought-out, realistic plan to transition the business to a recurring subscription revenue model with a focus on long-term growth and profitability.”

CalAmp has taken decisive steps to grow its subscription-based business and deliver greater, more predictable revenue streams. Among its many recent strategic decisions, the Company has:

•	Streamlined its operations, including exiting the low-margin Automotive Vehicle Finance business and selling the LoJack North America business
•	Established CEO-led customer success initiatives
•	Improved product development processes to introduce new software offerings
•	Reclaimed preferred vendor status with its largest customer
•	Implemented new measures to improve employee engagement and morale
•	Strengthened management team across worldwide operations
•	Launched formal transformation project to accelerate transition to software and subscriptions revenue model, and
•	Strengthened the Board by adding individuals with deep industry experience and SaaS expertise.

The efforts of CalAmp’s collective team have resulted in:

•	Software and Subscription Services (S&SS) revenue increasing 13% sequentially and 19% year-over-year in the fourth quarter of fiscal 2022
•	The successful transition to S&SS arrangements of one-fifth of the Company’s eligible telematics device customers, with the expectation to convert the remaining customers throughout fiscal 2023
•	S&SS revenues representing a record 60% of total revenues

•	Remaining Performance Obligations (RPO) increasing 47% to $200.1 million year-over-year, and
•	Customer subscriber base growing to 1.1 million, an 11% increase year-over-year.

CalAmp’s Board of Directors comprises eight strong and experienced directors who are highly engaged in the Company’s strategic plan and operations. Four of eight directors have joined the Board during the last three years and our average Board tenure is now 4.5 years. The Board is confident that its directors have the right mix of skills, experience and diversity to oversee and guide CalAmp’s execution of its long-term strategy, while also upholding its commitment to best practices in corporate governance, sustainability and environmental protection.

The CalAmp Board welcomes constructive engagement with stockholders and is open to feedback to help further the Company’s transformation. In fact, members of our Board and management regularly engage with stockholders to solicit their viewpoints; this dialogue is deeply valued and has informed our strategic thinking. It is therefore astonishing that neither 272 Capital Master Fund Ltd. nor Messrs. Burdiek or Sarkissian heretofore have attempted to engage with, meet with, share viewpoints with, or otherwise reach out to discuss the business prior to nominating a controlling slate of directors.

CalAmp’s Governance and Nominating Committee will carefully review and consider the nominated director candidates to assess their qualifications and ability to serve on the CalAmp Board of Directors. The Board will present its formal recommendation regarding director nominees in the Company’s proxy statement and other materials to be filed with the Securities and Exchange Commission and mailed to all stockholders eligible to vote at the 2022 Annual Meeting.

The date of the Company's 2022 Annual Meeting of Stockholders has not yet been announced. Stockholders are not required to take any action at this time.

About CalAmp

CalAmp (Nasdaq: CAMP) is a connected intelligence company that helps people and businesses work smarter. We partner with transportation and logistics, industrial equipment, government and automotive industries to deliver insights that enable businesses to make the right decisions. Our applications, platforms and smart devices allow them to track, monitor and recover their vital assets with real-time visibility that reduces costs, maximizes productivity and improves safety. Headquartered in Irvine, California, CalAmp has been publicly traded since 1983. We have over one million software and services subscribers and approximately 10 million products deployed worldwide. For more information, visit calamp.com, or LinkedIn, Facebook, Twitter, YouTube or CalAmp Blog.

Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended) concerning CalAmp. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) our plans, objectives and intentions with respect to future operations, services and products, (ii)  our competitive position and opportunities, and (iii) other statements identified by words such as such as “may”, “will”, “expect”, “intend”, “plan”, “potential”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “predict”, “project”, “aim”, “goal”, and similar words, phrases or expressions. These forward-looking statements are based on management’s current expectations and beliefs, as well as assumptions made by, and information currently available to, management, current market trends and market conditions, and involve risks and uncertainties, many of which are outside of our control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect future results include any risks associated with global economic conditions and concerns; the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks, such as the recent coronavirus (COVID-19) pandemic; global component shortages due to supply chain constraints caused by the COVID-19 pandemic; disruptions in sales, operations, relationships with customers, suppliers, employees, and consumers given our sale of LoJack North America operations; our ability to successfully and timely accomplish our transformation to a SaaS solutions provider; our transition out of the automotive vehicle financing business; competitive pressures; pricing declines; demand for our telematics products; rates of growth in our target markets; prolonged disruptions of our contract manufacturers’ facilities or other significant operations; force majeure or force-majeure-like events at our contract manufacturers’ facilities including component shortages; the ongoing diversification of our global supply chain; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to improve gross margin; cost-containment measures; legislative, trade, tariff, and regulatory actions; integration, unexpected charges or expenses in connection with acquisitions; the impact of legal proceedings and compliance risks; implementation of our new ERP system; the impact on our business and reputation from information technology system failures, network disruptions, cyber-attacks, or losses or unauthorized access to, or release of, confidential information; the ability of the Company to comply with laws and regulations regarding data protection; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product and warranty and indemnification claims; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature. More information on these risks and other potential factors that could affect our financial results is included in our filings with the U.S. Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings, which you may obtain for free at the SEC’s website at http://www.sec.gov. We undertake no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, which speak as of their respective dates except as required by law.

Additional Information

CalAmp Corp. (the “Company”), its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”). Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for its 2021 annual meeting of stockholders (the “2021

Annual Meeting”), filed with the Securities and Exchange Commission (the “SEC”) on June 21, 2021. To the extent holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for the 2021 Annual Meeting, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. The Company intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2022 Annual Meeting. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement for the 2022 Annual Meeting, including the schedules and appendices thereto.

THE COMPANY URGES ITS INVESTORS AND STOCKHOLDERS TO READ CAREFULLY AND IN THEIR ENTIRETY THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY SUPPLEMENTS OR AMENDMENTS), THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Copies of the definitive proxy statement (including any supplements or amendments), the accompanying WHITE proxy card, and any other documents filed by the Company with the SEC will be available free of charge at the SEC’s website at www.sec.gov.  Copies will also be available free of charge at the Investor Relations section of the Company’s website at https://investor.calamp.com.

Contacts

AT CALAMP:	AT SHELTON GROUP:
Kurtis Binder	Leanne K. Sievers
EVP & CFO	(949) 224-3874
ir@calamp.com	sheltonir@sheltongroup.com